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                                                                   Exhibit 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 2002 in this Registration Statement (Form S-1) and related Prospectus of U.S.I. Holdings Corporation for the registration of shares of its common stock.

                                                      /S/  Ernst & Young LLP

Los Angeles, California
April 26, 2002

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